UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 28, 2016

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, CA (Address of Principal Executive Offices)	92122 (Zip Code)

Registrant's telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 28, 2016 and June 1, 2016, Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), the operating partnership subsidiary of Retail Opportunity Investments Corp. (the “Company”), acting through wholly owned subsidiaries, acquired Bouquet Center, located in Santa Clarita, California and North Ranch Shopping Center located in Westlake Village, California (together, the “Properties”), respectively, for a purchase price of approximately $181.8 million which was paid using borrowings under its credit facility and cash on hand. Bouquet Center is approximately 149,000 square feet and is anchored by Safeway (Vons) Supermarket, CVS Pharmacy and Ross Dress for Less. North Ranch Shopping Center is approximately 147,000 square feet and is anchored by Kroger (Ralph’s) Supermarket, Trader Joe’s, Rite Aid Pharmacy and Petco.

Item 9.01 Financial Statements and Exhibits.

(a)	Combined Financial Statement of Businesses Acquired.

Bouquet Center and North Ranch Shopping Center

•	Independent Auditors’ Report
•	Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015 (Audited) and three months ended March 31, 2016 (Unaudited)
•	Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015 (Audited) and three months ended March 31, 2016 (Unaudited)

(b)	Pro Forma Financial Statements for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)	Pro Forma Financial Statements for Retail Opportunity Investments Partnership, LP

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Combined financial statement and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

Dated: September 23, 2016	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer
Dated: September 23, 2016